UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 1, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05  Costs Associated with Exit or Disposal Activities and
ITEM 2.06  Material Impairments

With respect to Form 8-K, Item 2.05, Costs Associated with Exit or Disposal Activities, and Item 2.06, Material Impairments:

o The facts and circumstances leading up to General Motors Corporation's (GM) announcement on March 1, 2005 to permanently lay off approximately 3,000 employees at GM's assembly plant in Lansing, Michigan, are that the products built there (Chevrolet Classic and Pontiac Grand Am) have reached the end of their lifecycles and market demand for these products has declined over time and does not support continuing production of these vehicles. Therefore, both products are being discontinued and production at the plant is being discontinued overall. GM expects the lay-offs to occur at the Lansing facility during the second quarter of 2005.
o GM will recognize a non-cash charge of approximately $121 million pre-tax ($79 million after tax) for the write-down to fair market value of various plant assets in the first quarter of 2005. Continued cash payments for compensation and other benefits to laid-off employees is estimated to be $20 million per month pre-tax, ($13 million after tax), which is expected to decline as employees are redeployed, retire, or otherwise terminate their employment; accordingly, the total of such charges is not currently estimable. Estimated exit and environmental costs of approximately $21 million to $25 million, pre-tax, (approximately $14 million to $16 million after tax) will be recognized in the future as liabilities are incurred.
o At this time GM is unable to estimate the total amount or range of amounts expected to be incurred in connection with this action.


                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  March 7, 2005                 By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)